                                                                      Exhibit 99

                     LETTER OF TRANSMITTAL AND CONSENT FORM

                             To Tender For Purchase
                     12% Senior Subordinated Notes Due 2003
                               on A Pro Rata Basis
                                       and
                             To Tender For Exchange
                     12% Senior Subordinated Notes Due 2003
                                       and
                   To Consent To Certain Indenture Amendments
                               With Respect To The
                     12% Senior Subordinated Notes Due 2003
                                       of

                         ICF KAISER INTERNATIONAL, INC.

                 Pursuant to Prospectus Dated September __, 1999
--------------------------------------------------------------------------------

  THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON ____________, 1999, UNLESS EXTENDED. TENDERS OF CONSENTS MAY ONLY BE REVOKED UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND HEREIN. TENDERS OF OLD NOTES MAY NOT BE WITHDRAWN ONCE MADE.

--------------------------------------------------------------------------------

The Paying/Exchange/Solicitation Agent for the Asset Sale Offer/Exchange Offer/Consent Solicitation is:

                              THE BANK OF NEW YORK

  By Registered or Certified       By Overnight Courier:              By Hand:                   By Facsimile:
            Mail:                  The Bank of New York         The Bank of New York         The Bank of New York
     The Bank of New York        Reorganization Department    Attention: Reorganization    Reorganization Department
   Attention: Jennifer Pedi      Attention: Jennifer Pedi     Corporate Trust Services     Attention: Jennifer Pedi
  101 Barclay Street, 7 East    101 Barclay Street, 7 East      Window, Ground Level            (212) 815-6339
   New York, New York 10286      New York, New York 10286    101 Barclay Street, 7 East
                                                              New York, New York 10286       Confirm by telephone:
                                                                                                (212) 815-6331

                             For information, call:
                                 (212) 815-6331

------------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF OLD NOTES AND CONSENTS TENDERED
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                     Name(s) and Address(es) of Registered
                              Holder(s) Please fill in, if blank, exactly as name(s)
                                             appear(s) on Old Note(s)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                       (1)


----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------ ---------------------------------------------
                          PRINCIPAL AMOUNT OF                                     PRINCIPAL AMOUNT FOR WHICH
                          OLD NOTES TENDERED                                          CONSENTS TENDERED
              (Attach additional schedule, if necessary)                  (Attach additional schedule, if necessary)
------------------------------------------------------------------------ ---------------------------------------------
--------------------------- -------------------------------------------- ---------------------- ----------------------
           (2)                                  (3)                               (4)                    (5)
                            Asset Sale Offer
  Certificate Number(s)     Exchange Offer                                Proposed Amendments      Instruction to
      (if enclosing         Both Asset Sale Offer and Exchange Offer         to Indenture              Trustee
      certificates)
                                      (Check appropriate box)
--------------------------- -------------------------------------------- ---------------------- ----------------------
--------------------------- -------------------------------------------- ---------------------- ----------------------
--------------------------- -------------------------------------------- ---------------------- ----------------------
--------------------------- -------------------------------------------- ---------------------- ----------------------
--------------------------- -------------------------------------------- ---------------------- ----------------------

   The undersigned acknowledges receipt of the Prospectus, dated _____________, 1999 (the "Prospectus"), of ICF Kaiser International, Inc., a Delaware corporation ("Kaiser"), relating to:

 . the offer of Kaiser, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and Consent Form and the instructions hereto, to purchase for cash on a pro rata basis a total of up to $40 million aggregate principal amount of its 12% senior subordinated notes due 2003 (the "Asset Sale Offer");

 . the offer of Kaiser, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and Consent Form and the instructions hereto, to exchange 2,600,000 shares of Kaiser's convertible preferred stock (the "Preferred Stock"), warrants to purchase approximately 15% of Kaiser's common stock on a fully diluted basis (the "Warrants") and up to $25 million principal amount of Kaiser's 13% Senior Notes due 2002 (the "New Notes") (collectively, the "Exchange Offer") for all 12% Senior Subordinated Notes due 2003 (the "Old Notes") outstanding following the purchase of the Old Notes in the Asset Sale Offer; and

 .  the solicitation by Kaiser (the "Consent Solicitation") of consents (the
   "Consents"), upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and Consent Form and the instructions hereto, from registered holders of the Old Notes to:

   . certain amendments (the "Proposed Amendments") to the indenture governing the Old Notes, as more fully described in the Prospectus, and

   . an instruction to the trustee under the indenture governing the Old Notes not to interfere with the Asset Sale Offer, Exchange Offer and Consent Solicitation (the "Instruction to Trustee").

   THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 1999 (THE "EXPIRATION DATE"), UNLESS EXTENDED. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE CASH PURSUANT TO THE ASSET SALE OFFER OR RECEIVE PREFERRED STOCK, WARRANTS AND NEW NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER THEIR OLD NOTES TO THE PAYING/EXCHANGE/SOLICITATION AGENT BY 5:00 P.M. ON THE EXPIRATION DATE.

   This Letter of Transmittal and Consent Form is to be used either (a) if Old Notes are to be physically delivered to the Paying/Exchange/Solicitation Agent or (b) if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Paying/Exchange/Solicitation Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "Procedures for Tendering Old Notes in the Exchange Offer, Tendering Old Notes in the Asset Sale Offer and Tendering Consents in the Consent Solicitation." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Paying/Exchange/Solicitation Agent.

   Holders whose Old Notes are not available or who cannot deliver their Old Notes and all other documents required hereby to the Paying/Exchange/Solicitation Agent by 5:00 p.m. on the Expiration Date nevertheless may tender their Old Notes in accordance with the guaranteed delivery procedures set forth in Instruction 1 hereto.

   The Asset Sale Offer/Exchange Offer/Consent Solicitation is not being made to (nor will the surrender of Old Notes or Consents be accepted from or on behalf of) holders in any jurisdiction in which the making or accepting of the Asset Sale Offer/Exchange Offer/Consent Solicitation would not be in compliance with the laws of such jurisdiction.

   All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

               IMPORTANT PROCEDURES TO BE FOLLOWED IN COMPLETING
                  THIS LETTER OF TRANSMITTAL AND CONSENT FORM


(A) In order to participate in the Exchange Offer and the Asset Sale Offer, the holder of Old Notes must tender all of the Old Notes beneficially owned by the holder. No partial tenders of Old Notes will be accepted by Kaiser.

(B) Holders who wish to tender their Old Notes in the Asset Sale Offer and/or the Exchange Offer must:

     . complete columns (1) through (3) in the box above entitled "Description of Old Notes and Consents Tendered,"

               Please check the appropriate box in column (3) indicating whether you wish to tender your Old Notes in the Asset Sale Offer, in the Exchange Offer or in both the Asset Sale Offer and the Exchange Offer. Holders who fail to check any of these three choices in column (3), but who otherwise list the amount of Old Notes being tendered in column (3), will be deemed to have tendered their Old Notes in both the Asset Sale Offer and the Exchange Offer.

     .  complete the appropriate box below under "Method of Delivery" and

     .  sign where indicated below.

     By doing so, the undersigned will have tendered their Old Notes upon and subject to the terms and conditions described in the Prospectus and herein. Old Notes tendered in the Exchange Offer and the Asset Sale Offer may not be withdrawn by the holder once tendered.

(C) Holders who wish to consent to the Proposed Amendments and the Instruction to Trustee must:

     . complete columns (1), (4) and (5) in the box above entitled "Description of Old Notes and Consents Tendered" and

     .  sign where indicated below.

     By doing so, the undersigned will have consented to the Proposed Amendments and the Instruction to Trustee upon and subject to the terms and conditions as described in the Prospectus and herein. Only registered holders of Old Notes are entitled to Consent to the Proposed Amendments and the Instruction to Trustee.

(D) Holders who properly tender their Old Notes in the Asset Offer pursuant to the Prospectus and this Letter of Transmittal and Consent Form will be deemed to have executed the "Option of Holder to Elect Purchase" included in the Certificate for the Old Notes.

                               METHOD OF DELIVERY


[_]  CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE PAYING/EXCHANGE/
     SOLICITATION AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
     FOLLOWING:

     Name of Tendering Institution:
                                   ---------------------------------------------
     DTC Account Number:
                        --------------------------------------------------------
     Transaction Code Number:
                             ---------------------------------------------------

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE PAYING/EXCHANGE/ SOLICITATION AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTIONS 1 AND 4):

     Name(s) of Registered Holder(s):
                                     -------------------------------------------
     Window Ticket Number (if any):
                                   ---------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------
     Name of Eligible Institution which Guaranteed Delivery:
                                                            --------------------

     IF DELIVERED BY THE BOOK-ENTRY TRANSFER FACILITY, PROVIDE THE FOLLOWING
     INFORMATION:

     DTC Account Number:
                        --------------------------------------------------------
     Transaction Code Number:
                             ---------------------------------------------------

NOTE: SIGNATURE MUST BE PROVIDED BELOW.  PLEASE READ THE ACCOMPANYING
      INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Asset Sale Offer/Exchange Offer/Consent Solicitation, the undersigned hereby tenders to Kaiser the principal amount of Old Notes and/or Consents indicated in the box entitled "Description of Old Notes and Consents Tendered" in respect of the Old Notes and Consents indicated above. Subject to, and effective upon, the acceptance of the Old Notes and Consents tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of Kaiser all right, title and interest in and to such Old Notes, and hereby irrevocably constitutes and appoints the Paying/Exchange/Solicitation Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Paying/Exchange/Solicitation Agent also acts as the agent of Kaiser and as Trustee under the indenture governing the Old Notes) with respect to Old Notes and Consents, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Old Notes, deliver the Consents contained herein, and to deliver all accompanying evidences of transfer and authenticity to or upon the order of Kaiser upon receipt by the Paying/Exchange/Solicitation Agent, as the undersigned's agent, of the cash, Preferred Stock, Warrants and New Notes to which the undersigned is entitled upon the acceptance by Kaiser of such Old Notes and Consents pursuant to the Asset Sale Offer/Exchange Offer/Consent Solicitation, (b) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Asset Sale Offer/Exchange Offer/Consent Solicitation, and (c) present such Old Notes for transfer on the register for such Old Notes.

  THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION IS NOT BEING MADE TO, NOR WILL TENDERS OF OLD NOTES AND CONSENTS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF THE OLD NOTES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION OR WOULD OTHERWISE NOT BE IN COMPLIANCE WITH ANY PROVISION OF ANY APPLICABLE SECURITIES LAW.

  The undersigned understands and acknowledges that Kaiser reserves the right, in its sole discretion, to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or to terminate the Asset Sale Offer/Exchange Offer/Consent Solicitation and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers will differ from the terms of the Asset Sale Offer/Exchange Offer/Consent Solicitation.

  The undersigned hereby represents and warrants that (a) the undersigned accepts the terms and conditions of the Asset Sale Offer/Exchange Offer/Consent Solicitation, (b) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby, and when the same are accepted for exchange by Kaiser, Kaiser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, and (c) the undersigned has full power and authority to tender the Consents tendered hereby. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying/Exchange/Solicitation Agent or Kaiser to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

  The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and Consent Form and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

  The undersigned understands that tenders of the Old Notes and Consents pursuant to any one of the procedures described in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Kaiser in accordance with the terms and subject to the conditions of the Asset Sale Offer/Exchange Offer/Consent Solicitation. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Kaiser may not be required to accept any of the Old Notes or Consents tendered. The undersigned agrees that tenders of Old Notes in the Asset Sale Offer and/or the Exchange Offer may not be withdrawn once made, and also agrees that tenders of Consents may only be revoked under the circumstances described in the Prospectus.

  Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, Preferred Stock, Warrants and New Notes, and Old Notes not validly tendered or accepted, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, Preferred Stock, Warrants and New Notes, and Old Notes not validly tendered or accepted, will be delivered to the undersigned at the address shown in such box below the signature of the undersigned. The undersigned recognizes that Kaiser has no obligation pursuant to the "Special Issuance Instructions" to transfer any Old Notes from the name of the registered holder thereof if Kaiser does not accept any of the principal amount of such Old Notes so tendered.

  All questions as to the validity, form, eligibility (including time of receipt) and revocation of the Consents will be determined by Kaiser in its sole discretion, which determination will be final and binding. Kaiser reserves the absolute right to reject any and all Old Notes and Consents not properly tendered or any Old Notes and Consents that Kaiser's acceptance of which would, in the opinion of counsel for Kaiser, be unlawful. Kaiser also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes and Consents. Kaiser's interpretation of the terms and conditions of the Asset Sale Offer/Exchange Offer/Consent Solicitation (including the instructions in this Letter of Transmittal and Consent Form) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes and Consents must be cured within such time as Kaiser shall determine. Neither Kaiser, the Paying/Exchange/Solicitation Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes and Consents, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes and Consents will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes and Consents received by the Paying/Exchange/Solicitation Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Paying/Exchange/Solicitation Agent to the tendering holders of Old Notes and Consents, unless otherwise provided in this Letter of Transmittal and Consent Form, as soon as practicable following the Expiration Date.

              [the rest of this page is intentionally left blank]

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (To be Completed By All Tendering Holders)

  X
   ----------------------------------------------------------------------------
  X
   ----------------------------------------------------------------------------
               (Signature(s) of Holder(s) Or Authorized Signatory)

   Must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for the Old Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal and Consent Form. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.

Name(s):
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
                            ---------------------------------------------------

                               SIGNATURE GUARANTEE
                               (SEE INSTRUCTION 4)

-------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signature(s))

-------------------------------------------------------------------------------
 (Address, Including Zip Code, and Telephone No., Including Area Code, of Firm)

-------------------------------------------------------------------------------
                             (Authorized Signature)

-------------------------------------------------------------------------------
                                 (Printed Name)

-------------------------------------------------------------------------------
                                     (Title)
Date: __________________, 1999
--------------------------------------------------------------------------------

                                  FORM OF PROXY

     The undersigned hereby irrevocably appoints ______________________ as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver the Letter of Transmittal and Consent Form on which this form of proxy is set forth with respect to the Old Notes in accordance with the terms of the Asset Sale Offer/Exchange Offer/Consent Solicitation described in the Prospectus, with all the power the undersigned would possess if executing personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON THE DATE OF THE CLOSING OF THE EXCHANGE OFFER. The aggregate principal amount and serial numbers of Old Notes as to which this Proxy is given are set forth below.

--------------------------------------------------------------------------------
 Aggregate Principal Amount of Old Note(s)             Certificate Number(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    SIGN HERE
                   (To be Completed By All Tendering Holders)

  X
   ----------------------------------------------------------------------------
  X
   ----------------------------------------------------------------------------
               (Signature(s) of Holder(s) Or Authorized Signatory)

   Must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for the Old Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal and Consent Form. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.

Name(s):
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
                            ---------------------------------------------------

                               SIGNATURE GUARANTEE
                               (SEE INSTRUCTION 4)

-------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signature(s))

-------------------------------------------------------------------------------
 (Address, Including Zip Code, and Telephone No., Including Area Code, of Firm)

-------------------------------------------------------------------------------
                             (Authorized Signature)

-------------------------------------------------------------------------------
                                 (Printed Name)

-------------------------------------------------------------------------------
                                     (Title)
Date: __________________, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                          (See Instructions 4, 5 and 8)

       To be completed ONLY if certificates for Old Notes in a principal amount not exchanged and/or certificates for New Notes, Preferred Stock and Warrants are to be issued in the name of someone other than the undersigned, or if Old Notes are to be returned by credit to an account maintained by the Book-Entry Transfer Facility.

   Issue (check appropriate box)
   [_]  New Notes, Preferred Stock and Warrants to:
   [_]  Old Notes to:

   Name:
        -----------------------------------------------------------------------
                                     (Please Print)

   Address:
           --------------------------------------------------------------------

   ----------------------------------------------------------------------------
                                        Zip Code

   ----------------------------------------------------------------------------
                            Taxpayer Identification Number

                            (You must also complete
                          substitute Form W-9 below.)

   Credit unaccepted Old Notes tendered by book-entry transfer to:

   [_]  The Depository Trust Company account set forth below


-------------------------------------------------------------------------------
                                (DTC Account Number)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 4, 5 and 8)

        To be completed ONLY if certificates for Old Notes in a principal amount not exchanged and/or certificates for New Notes, Preferred Stock and Warrants to be sent to someone other than the undersigned at an address other than that shown above.

   Deliver (check appropriate box)
   [_]  New Notes, Preferred Stock and Warrants to:
   [_]  Old Notes to:

   Name:
        -----------------------------------------------------------------------
                                     (Please Print)

   Address:
           --------------------------------------------------------------------

   ----------------------------------------------------------------------------
                                        Zip Code

   ----------------------------------------------------------------------------
                            Taxpayer Identification Number

                            (You must also complete
                          substitute Form W-9 below.)




--------------------------------------------------------------------------------

                                 INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS OF THE
              Asset Sale Offer/Exchange Offer/Consent Solicitation

  1. Delivery of this Letter of Transmittal and Consent Form and Certificates; Guaranteed Delivery Procedures. To be effectively tendered pursuant to the Asset Sale Offer/Exchange Offer/Consent Solicitation, the Old Notes, together with a properly completed Letter of Transmittal and Consent Form (or facsimile thereof), duly executed by the registered holder thereof, and any other documents required by this Letter of Transmittal and Consent Form, must be received by the Paying/Exchange/Solicitation Agent at one of its addresses set forth on the first page of this Letter of Transmittal and Consent Form. If the beneficial owner of any Old Notes is not the registered holder, then such person may validly tender his or her Old Notes and Consents only by obtaining and submitting to the Paying/Exchange/Solicitation Agent a properly completed Letter of Transmittal and Consent Form from the registered holder. OLD NOTES AND CONSENTS SHOULD BE DELIVERED ONLY TO THE PAYING/EXCHANGE/SOLICITATION AGENT AND NOT TO KAISER OR TO ANY OTHER PERSON.

THE METHOD OF DELIVERY OF OLD NOTES AND CONSENTS AND ALL OTHER REQUIRED DOCUMENTS TO THE PAYING/EXCHANGE/SOLICITATION AGENT IS AT THE ELECTION AND RISK OF THE HOLDER.

  SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE PAYING/EXCHANGE/SOLICITATION AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

  If a holder desires to tender Old Notes and Consents and such holder's Old Notes are not immediately available, or if time will not permit such holder's Letter of Transmittal and Consent Form, Old Notes, or other required documents to reach the Paying/Exchange/Solicitation Agent on or before the Expiration Date, or if time will not permit the holder to complete the procedure for book-entry transfer, such holder's tender may be effected if:

     (a)  the tender is made through an Eligible Institution (as defined);

     (b) prior to the Expiration Date, the Paying/Exchange/Solicitation Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered in the Asset Sale Offer and/or Exchange Offer, stating that the tender is being made thereby, and guaranteeing that, within three business days after the Expiration Date, the Letter of Transmittal and Consent Form (or facsimile thereof) together with the certificate(s) representing the Old Notes to be tendered in proper form for transfer or a Book-Entry Confirmation, as the case may be, and any other documents required by the Letter of Transmittal and Consent Form will be deposited by the Eligible Institution with the Paying/Exchange/Solicitation Agent; and

     (c) such properly completed and executed Letter of Transmittal and Consent Form (or facsimile thereof), together with the certificate(s) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal and Consent Form, or confirmation of a book-entry transfer of these Old Notes into the Paying/Exchange/Solicitation Agent's account at DTC, are received by the Paying/Exchange/Solicitation Agent within three business days after the Expiration Date.

  Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Paying/Exchange/Solicitation Agent receives the Notice of Guaranteed Delivery and Letter of Transmittal and Consent Form relating to these Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date.

  2. Acceptance of Old Notes for Purchase or Exchange and Acceptance of Consents. Upon satisfaction or waiver of all the conditions to the Exchange Offer, Kaiser will accept any and all Old Notes that are properly tendered in the Exchange Offer, Old Notes properly tendered in the Asset Sale Offer and Consents properly tendered in the Consent Solicitation prior to 5:00 p.m., New York City time, on the Expiration Date. The Preferred Stocks, Warrants and New Notes issued pursuant to the Exchange Offer will be delivered promptly after acceptance of the Old Notes. For purposes of the Exchange Offer, Kaiser will be deemed to have accepted validly tendered Old Notes, when, as, and if Kaiser has given oral or written notice to the Paying/Exchange/Solicitation Agent.

  3. Revocation of Consents. Tendered Consents may be revoked at any time prior to 5:00 p.m., New York City time on the Expiration Date, unless previously accepted.

  To be effective, a written or facsimile transmission notice of revocation must
(a) be received by the Paying/Exchange/Solicitation Agent at one of its addresses set forth on the first page of this Letter of Transmittal and Consent Form prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted, (b) specify the name of the person who tendered the Consents, (c) contain the description of the Consents to be revoked and (d) be signed by the holder of the Old Notes in the same manner as the original signature appears on this Letter of Transmittal and Consent Form (including any required signature guarantees). The signature(s) on the notice of revocation must be guaranteed by an Eligible Institution unless such Consents have been tendered (a) by a registered holder of Old Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal and Consent Form or (b) for the account of an Eligible Institution. All questions as to the validity, form and eligibility (including time of receipt) of such revocation notices shall be determined by Kaiser, whose determination shall be final and binding on all parties. If the Consents to be revoked have been delivered or otherwise identified to the Paying/Exchange/Solicitation Agent, a signed notice of revocation is effective immediately upon receipt by the Paying/Exchange/Solicitation Agent of a written or facsimile transmission notice of revocation even if physical release is not yet effected. Revocations may not be rescinded, and any Consents revoked will thereafter be deemed not validly tendered for purposes of the Asset Sale Offer/Exchange Offer/Consent Solicitation. However, properly revoked Consents may be retendered at any time on or prior to the applicable Expiration Date.

  4. Signatures on this Letter of Transmittal and Consent Form, Proxies and Endorsements; Guarantee of Signatures. If this Letter of Transmittal and Consent Form is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

  If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners, must sign this Letter of Transmittal and Consent Form.

  If any Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and Consent Form as there are different registrations of certificates.

  When this Letter of Transmittal and Consent Form is signed by the registered holder or holders specified herein and tendered hereby, no endorsements of certificates or separate proxies are required unless Preferred Stocks, Warrants and New Notes are to be issued, or certificates for any untendered principal amount of Old Notes are to be reissued, to a person other than the registered holder.

  If this Letter of Transmittal and Consent Form is signed by a person other than the registered holder(s), then the tendered Old Notes and Consents must either (a) be endorsed by the registered holder(s), with the signature guaranteed by an Eligible Institution or (b) be accompanied by a proxy, duly executed by the registered holder(s), with the signature on such proxy guaranteed by an Eligible Institution. Such proxy must be delivered with this Letter of Transmittal and Consent Form.

  If this Letter of Transmittal and Consent Form or a Notice of Guaranteed Delivery or any certificates are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by Kaiser, evidence satisfactory to Kaiser of their authority so to act must be submitted with this Letter of Transmittal and Consent Form.

  Except as described below, signatures on this Letter of Transmittal and Consent Form or a notice of revocation, as the case may be, must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal and Consent Form or a notice of revocation, as the case may be, need not be guaranteed if the Old Notes tendered and Consents pursuant hereto are tendered
(a) by a registered holder of Old Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal and Consent Form or (b) for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal and Consent Form or a notice of revocation, as the case may be, are required to be guaranteed, such guarantee must be by a firm which is a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (each, an "Eligible Institution").

  Endorsements on certificates for Old Notes or signatures on proxies required by this Instruction 4 must be guaranteed by an Eligible Institution.

  5. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable box the name and address to which certificates for the Preferred Stock, Warrants and New Notes and/or substitute certificates evidencing Old Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal and Consent Form. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal and Consent Form.

  6. Beneficial Owners. Any beneficial owner of Old Notes whose notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wants to tender Old Notes in the Exchange Offer or in the Asset Sale Offer or tender Consents in the Consent Solicitation, should contact the registered holder promptly and instruct the registered holder to tender on the beneficial owner's behalf. If a beneficial owner wishes to tender directly, the beneficial owner must, prior to completing and executing the Letter of Transmittal and Consent Form and tendering Old Notes and Consents, make appropriate arrangements to register ownership of the notes in the beneficial owner's name. Beneficial owners should be aware that the transfer of registered ownership may take considerable time.

  7. Tax Identification Number; Withholding. A holder of Old Notes whose Old Notes are accepted must provide Kaiser with the holder's correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number, or otherwise establish an exemption from backup withholding. If Kaiser is not provided with the correct taxpayer identification number, the tendering holder of Old Notes may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and the cash received pursuant to the Asset Sale Offer, together with any payments made on account of the Preferred Stock, Warrants and New Notes acquired pursuant to the Exchange Offer, may be subject to backup withholding in an amount equal to 31% of any such cash or payments.

  To prevent backup withholding, each tendering holder of Old Notes subject to backup withholding must provide its correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal and Consent Form, including the certifications contained therein. Certain tendering holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements.
A foreign individual and other exempt holders (i.e., corporations) should certify to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal and Consent Form.

  8. Transfer Taxes. Holders tendering pursuant to the Asset Sale Offer/Exchange Offer/Consent Solicitation will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their tender under the Asset Sale Offer/Exchange Offer/Consent Solicitation unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal and Consent Form has been completed, or unless the Preferred Stock, Warrants and New Notes are to be issued to any person other than the holder of the Old Notes tendered. Kaiser will pay all other charges or expenses in connection with the Asset Sale Offer/Exchange Offer/Consent Solicitation. If holders tender Old Notes and the Asset Sale Offer/Exchange Offer/Consent Solicitation is not consummated, certificates representing the Old Notes will be returned to the holders at Kaiser's expense.

  Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal and Consent Form.

  9. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Old Notes and Consents being tendered and the certificate numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal and Consent Form.

  10. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Paying/Exchange/Solicitation Agent at the address indicated above for further instructions.

  11. Request for Assistance or Additional Copies. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal and Consent Form may be obtained from the Paying/Exchange/Solicitation Agent at its telephone number set forth on the first page of this Letter of Transmittal and Consent Form.

------------------------------------------------------------------------------------------------------------------------------------

                               PAYOR'S NAME:  THE BANK OF NEW YORK
------------------------------------------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------

SUBSTITUTE                                                                                            Social Security Number Or
                                                             PART I - PLEASE PROVIDE YOUR TIN IN   Taxpayer Identification Number
Form W-9                                                       THE BOX AT RIGHT AND CERTIFY BY   -----------------------------------

Department of the Treasury                                         SIGNING AND DATING BELOW
Internal Revenue Service         -------------------------------------------------------------------------------------------------
Payor's Request for Taxpayer       CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
Identification Number (TIN)
                                   (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
                                   (2)  I am not subject to backup withholding either because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                                        that I am subject to backup withholding as a result of failure to report all interest or dividends , or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                 -------------------------------------------------------------------------------------------------

                                                             PART II - AWAITING TIN     PART III - EXEMPT
                                 -------------------------------------------------------------------------------------------------

                                   CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
                                   IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part III.

                                   Signature __________________________________________ Date______________________________________
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                     PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
Please fill out your name and address below:

----------------------------------------------------------------------------------------------------------------------------------
Name

----------------------------------------------------------------------------------------------------------------------------------
Address (Number and street)

----------------------------------------------------------------------------------------------------------------------------------
City, State and Zip Code

----------------------------------------------------------------------------------------------------------------------------------
NOTE:      FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO
           THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
           BOX IN PART II OF SUBSTITUTE FORM W-9.

------------------------------------------------------------------------------------------------------------------------------------


                                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social
Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer at the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.
_______________________________________________                  ________________________________________________
              Signature                                                                Date

------------------------------------------------------------------------------------------------------------------------------------


                         NOTICE OF GUARANTEED DELIVERY

                             TO TENDER FOR PURCHASE
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                              ON A PRO RATA BASIS
                                      AND
                             TO TENDER FOR EXCHANGE
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                      AND
                   TO CONSENT TO CERTAIN INDENTURE AMENDMENTS
                              WITH RESPECT TO THE
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                       OF
                         ICF KAISER INTERNATIONAL, INC.

                                  PURSUANT TO
                       PROSPECTUS DATED __________, 1999

     This Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept the offer of ICF Kaiser International, Inc., a Delaware corporation ("Kaiser"), to purchase a pro rata share of its 12% Senior Subordinated Notes due 2003 (the "Asset Sale Offer") and to exchange 2,600,000 shares of convertible preferred stock (the "Preferred Stock"), warrants to purchase approximately 15% of Kaiser's common stock on a fully diluted basis (the "Warrants"), and up to $25 million principal amount of Kaiser's 13% Senior Notes due 2002 (the "New Notes") (collectively, the "Exchange Offer"), for all 12% Senior Subordinated Notes due 2003 (the "Old Notes") outstanding following the purchase of the Old Notes in the Asset Sale Offer, if (a) certificates representing the Old Notes are not immediately available or (b) time will not permit the Old Notes and all other required documents to reach the Paying/Exchange/Solicitation Agent on or prior to the Expiration Date or (c) time will not permit the holder of Old Notes to complete the procedure for book-entry transfer. This form may be delivered by an Eligible Institution (as defined) by mail or hand delivery or transmitted, via facsimile, telegram or telex to the Paying/Exchange/Solicitation Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus dated ___________, 1999 (the "Prospectus").

     THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION IS NOT BEING MADE TO (NOR WILL THE SURRENDER OF OLD NOTES OR CONSENTS BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS OF OLD NOTES IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

--------------------------------------------------------------------------------
THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON __________, 1999, UNLESS EXTENDED. TENDERS OF CONSENTS MAY ONLY BE REVOKED UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL AND CONSENT FORM. TENDERS OF OLD NOTES MAY NOT BE WITHDRAWN ONCE MADE.
--------------------------------------------------------------------------------

    The Paying/Exchange/Solicitation Agent for the Asset Sale Offer/Exchange
                           Offer/Consent Solicitation

                              THE BANK OF NEW YORK

  By Registered or Certified        By Overnight Courier:                  By Hand:                      By Facsimile:
   Mail:                             The Bank of New York            The Bank of New York            The Bank of New York
The Bank of New York              Reorganization Department       Attention:  Reorganization       Reorganization Department
Attention:  Jennifer Pedi         Attention:  Jennifer Pedi    Corporate Trust Services Window,    Attention:  Jennifer Pedi
101 Barclay Street, 7 East        101 Barclay Street, 7 East             Ground Level                         (212) 815-6339
New York, New York  10286         New York, New York  10286       101 Barclay Street, 7 East
                                                                   New York, New York  10286         Confirm by telephone:
                                                                                                              (212) 815-6331


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, TELEGRAM OR TELEX, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

          This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal and Consent Form is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal and Consent Form.

Ladies and Gentlemen:

   The undersigned hereby tender(s) to Kaiser, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "Procedures for Participating in the Exchange Offer, Asset Sale Offer and Consent Solicitation."

   Subject to and effective upon acceptance for purchase or exchange of the Old Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Kaiser all right, title and interest in and to and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Old Notes tendered hereby. In the event of a termination of the Asset Sale Offer/Exchange Offer/Consent Solicitation, the Old Notes tendered pursuant thereto will be returned to the tendering Old Note holder promptly.

   The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Prospectus and the Letter of Transmittal and Consent Form, has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that Kaiser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying/Exchange/Solicitation Agent or Kaiser to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered.

   All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

--------------------------------------------------------------------------------
                            PLEASE SIGN AND COMPLETE

Signature (s) of Registered Holder(s) or               Address(es):
Authorized Signatory:                                              ----------------------------------------

------------------------------------------------       ----------------------------------------------------

------------------------------------------------       ----------------------------------------------------

Name(s) of Registered Holder(s):                       Area Code and Telephone No.:

------------------------------------------------       ----------------------------------------------------
------------------------------------------------

                                                       If Old Notes will be delivered by a book-entry
Principal Amount of Old Notes Tendered:                transfer, provide the following information:

                                                       Transaction Code No.:
------------------------------------------------                            -------------------------------
------------------------------------------------

Certificate No(s). of Old Note (if available):         Depository Account No.:
                                                                              -----------------------------
------------------------------------------------

------------------------------------------------

--------------------------------------------------------------------------------

    This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Notes exactly as their name (s) appear (s) on the Old Notes or by person (s) authorized to become registered holder (s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, guardian, attorney-in-fact, officer of a corporation, executor, administrator, agent or other representative, such person must provide the following information:

                 PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name:
               ---------------------------------------------------------------

               ---------------------------------------------------------------

 Capacity:
               ---------------------------------------------------------------

               ---------------------------------------------------------------
 Address(es):
               ---------------------------------------------------------------

               ---------------------------------------------------------------

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (each, an "Eligible Institution") hereby guarantees that, within three business days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal and Consent Form (or a facsimile thereof), together with Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Paying/Exchange/Solicitation Agent's account at a Book-Entry Transfer Facility) and all other required documents will be deposited by the undersigned with the Paying/Exchange/Solicitation Agent at one of its addresses set forth above.

Name of Firm:
             ----------------------      ---------------------------
                                             Authorized Signature
Address:
        ---------------------------
                                         Name:
                                              ----------------------
-----------------------------------
                                         Title:
                                               ---------------------
Area Code and Telephone No.:
                                         Date:
-----------------------------------           ----------------------

DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND CONSENT FORM AND ANY OTHER REQUIRED DOCUMENTS.

                              THE BANK OF NEW YORK
                           101 Barclay Street, 7 East
                           New York, New York  10286

                         ICF KAISER INTERNATIONAL, INC.

                               OFFER TO PURCHASE
                            A PRO RATA SHARE OF ITS
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                      AND
                               OFFER TO EXCHANGE
                2,600,000 SHARES OF CONVERTIBLE PREFERRED STOCK
          WARRANTS TO PURCHASE APPROXIMATELY 15% OF COMMON STOCK ON A
                            FULLY DILUTED BASIS, AND
                UP TO $25 MILLION PRINCIPAL AMOUNT OF NEW NOTES
                          FOR ANY AND ALL OUTSTANDING
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                      AND
                            SOLICITATION OF CONSENT
                        TO CERTAIN INDENTURE AMENDMENTS
                              WITH RESPECT TO THE
                     12% SENIOR SUBORDINATED NOTES DUE 2003


--------------------------------------------------------------------------------
 THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WILL EXPIRE AT 5:00
  P.M., NEW YORK CITY TIME ON ______ __, 1999, UNLESS EXTENDED. TENDERS OF CONSENTS MAY ONLY BE REVOKED UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL AND CONSENT FORM. TENDERS OF OLD NOTES MAY NOT BE WITHDRAWN ONCE MADE.
--------------------------------------------------------------------------------

To Brokers, Dealers, Commercial Banks, Trust
Companies and other Nominees:

        We have been appointed by ICF Kaiser International, Inc. ("Kaiser"), to act as the Paying/Exchange/Solicitation Agent in connection with:

 . the offer of Kaiser to purchase for cash at par on a pro rata basis from the holders of tendered 12% Senior Subordinated Notes due 2003 up to $40 million principal amount of 12% Senior Subordinated Notes due 2003 (the "Asset Sale Offer"),
 . the offer of Kaiser to exchange 2,600,000 shares of convertible preferred stock (the "Preferred Stock"), warrants to purchase approximately 15% of Kaiser's common stock on a fully diluted basis (the "Warrants"), and up to $25 million principal amount of Kaiser's 13% Senior Notes due 2002 (the "New Notes") (collectively, the "Exchange Offer"), for all 12% Senior Subordinated Notes due 2003 (the "Old Notes") outstanding following the purchase of the Old Notes in the Asset Sale Offer, and
 . the solicitation of holders of Old Notes to consent to the amendments of the indenture governing the Old Notes (the "Consent Solicitation"),

upon the terms and subject to the conditions set forth in the Prospectus dated _______, 1999 (the "Prospectus") and in the related Letter of Transmittal and Consent Form and the instructions thereto (the "Letter of Transmittal and Consent Form").

  Enclosed herewith are copies of the following documents:

      1.  The Prospectus;

      2. The Letter of Transmittal and Consent Form for your use and for the information of your clients;

      3. Notice of Guaranteed Delivery to be used to accept the Asset Sale Offer, Exchange Offer and Consent Solicitation if the Old Notes and all other required documents cannot be delivered to the Paying/Exchange/Solicitation Agent on or prior to the Expiration Date (as defined) or if the holder of Old Notes cannot complete the procedure for book-entry transfer; and

      4. A form of letter which may be sent to your clients for whose account you hold the Old Notes in your name or in the name of a nominee, with space provided for obtaining such clients' instructions with regard to the Asset Sale Offer, Exchange Offer and Consent Solicitation.

  PLEASE NOTE THAT THE ASSET SALE OFFER, EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON _________, 1999 (THE "EXPIRATION DATE"), UNLESS EXTENDED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

  Kaiser will not pay any fees or commission to any broker or dealer or other person (other than to the Paying/Exchange/Solicitation Agent) for soliciting tenders of the Old Notes and Consents pursuant to the Asset Sale Offer, Exchange Offer and Consent Solicitation. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

  Additional copies of the enclosed materials may be obtained by contacting the Paying/Exchange/Solicitation Agent as provided in the enclosed Letter of Transmittal and Consent Form.


                                        Very truly yours,


                                        The Bank of New York

  NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS THE AGENT OF KAISER OR THE PAYING/EXCHANGE/SOLICITATION AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ON BEHALF OF ANY OF THEM WITH RESPECT TO THE ASSET SALE OFFER, EXCHANGE OFFER OR CONSENT SOLICITATION NOT CONTAINED IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL AND CONSENT FORM.

                         ICF KAISER INTERNATIONAL, INC.

                               OFFER TO PURCHASE
                            A PRO RATA SHARE OF ITS
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                      AND
                               OFFER TO EXCHANGE
                2,600,000 SHARES OF CONVERTIBLE PREFERRED STOCK,
               WARRANTS TO PURCHASE APPROXIMATELY 15% OF COMMON
                      STOCK ON A FULLY DILUTED BASIS, AND
                UP TO $25 MILLION PRINCIPAL AMOUNT OF NEW NOTES
                          FOR ANY AND ALL OUTSTANDING
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                      AND
                            SOLICITATION OF CONSENT
                        TO CERTAIN INDENTURE ADMENDMENTS
                              WITH RESPECT TO THE
                     12% SENIOR SUBORDINATED NOTES DUE 2003


--------------------------------------------------------------------------------
THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON _______, 1999, UNLESS EXTENDED. TENDERS OF CONSENTS MAY ONLY BE REVOKED UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL AND CONSENT FORM. TENDERS OF OLD NOTES MAY NOT BE WITHDRAWN ONCE MADE.
--------------------------------------------------------------------------------


                               ____________, 1999

To Our Clients:

     Enclosed for your consideration is the Prospectus dated _________, 1999 (the "Prospectus") and the related Letter of Transmittal and Consent Form and instructions thereto (the "Letter of Transmittal and Consent Form") in connection with the offer of ICF Kaiser International, Inc., a Delaware corporation ("Kaiser"), to purchase a pro rata share of its 12% Senior Subordinated Notes due 2003 (the "Asset Sale Offer") and to exchange 2,600,000 shares of convertible preferred stock (the "Preferred Stock"), warrants to purchase approximately 15% of Kaiser's common stock (the "Warrants") on a fully diluted basis, and up to $25 million principal amount of Kaiser's 13% Senior Notes due 2002 (the "New Notes") (collectively, the "Exchange Offer"), for all 12% Senior Subordinated Notes due 2003 (the "Old Notes") outstanding following the purchase of the Old Notes in the Asset Sale Offer, and in connection with the solicitation (the "Consent Solicitation") of consents (the "Consents") upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal and Consent Form.

     Consummation of the Asset Sale Offer/Exchange Offer/Consent Solicitation is subject to certain conditions described in the Prospectus. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

     WE ARE THE REGISTERED HOLDER OF OLD NOTES HELD BY US FOR YOUR ACCOUNT. A TENDER OF ANY SUCH OLD NOTES CAN BE MADE ONLY BY US AS THE REGISTERED HOLDER AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL AND CONSENT FORM IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER OLD NOTES HELD BY US FOR YOUR ACCOUNT.

     Accordingly, we request instructions as to whether you wish us to tender any or all such Old Notes held by us for your account or whether you wish us to tender consents pursuant to the terms and conditions set forth in the Prospectus and the Letter of Transmittal and Consent Form. We urge you to read carefully the Prospectus and the Letter of Transmittal and the Consent Form before instructing us to tender your Old Notes or Consents.

     Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Old Notes or Consents on your behalf in accordance with the provisions of the Asset Sale Offer/Exchange Offer/Consent Solicitation. THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON ______________ (THE "EXPIRATION DATE"), UNLESS EXTENDED. Tenders of Old Notes may not be withdrawn once made. Tenders of Consents may only be revoked under the circumstances described in the Prospectus and the Letter of Transmittal and Consent Form.

     Your attention is directed to the following:

          1. The Exchange Offer is for the entire aggregate principal amount of outstanding Old Notes following the Asset Sale Offer.

          2. Consummation of the Asset Sale Offer/Exchange Offer/Consent Solicitation is conditioned upon the conditions set forth in the Prospectus under the caption "Conditions of the Exchange Offer."

          3. Tendering holders may revoke their Consent at any time until the Expiration Date.

          4. Any transfer taxes incident to the transfer of Old Notes from the tendering holder to Kaiser will be paid by Kaiser, except as provided in the Prospectus and the instructions to the Letter of Transmittal and Consent Form.

          5. The Asset Sale Offer/Exchange Offer/Consent Solicitation is not being made to (nor will the surrender of Old Notes be accepted from or on behalf of) holders of Old Notes in any jurisdiction in which the making or acceptance of the Asset Sale Offer/Exchange Offer/Consent Solicitation would not be in compliance with the laws of such jurisdiction.

          6. The acceptance of Old Notes validly tendered, the acceptance of Consents validly tendered and not revoked and the payment of cash and the issuance of Preferred Stock, Warrants and New Notes to the tendering Old Note holders will be made as promptly as practicable after the Expiration Date. Subject to rules promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Kaiser, however, expressly reserves the right to delay acceptance of any of the Old Notes or Consents or to terminate the Asset Sale Offer/Exchange Offer/Consent Solicitation if any of the conditions set forth in the Prospectus under the caption "Conditions of the Exchange Offer" shall not have been satisfied or waived by Kaiser.

          7.  Kaiser expressly reserves the right, in its sole discretion,

              .  to delay accepting any Old Notes or Consents,

              . to extend the Asset Sale Offer/Exchange Offer/Consent Solicitation,

              . to amend the terms of the Asset Sale Offer/Exchange Offer/Consent Solicitation, or

              . to terminate the Asset Sale Offer/Exchange Offer/Consent Solicitation.

     Any delay, extension, amendment or termination will be followed as promptly as practicable by oral or written notice to the Paying/Exchange/Solicitation Agent and a public announcement thereof. In the case of an extension, such public announcement shall include disclosure of the approximate number of Old Notes and Consents deposited to date and shall be made prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which Kaiser may choose to make a public announcement of any extension, amendment or termination of the Asset Sale Offer/Exchange Offer/Consent Solicitation, Kaiser shall have no obligation to publish, advertise, or otherwise communicate any such public announcement, other than by making a timely release to the Dow Jones News Service. Except as otherwise provided in the Prospectus, revocation rights with respect to Old Notes or Consents tendered pursuant to the Asset Sale Offer/Exchange Offer/Consent Solicitation will not be extended or reinstated as a result of an extension or amendment of the Asset Sale Offer/Exchange Offer/Consent Solicitation.

          8. Consummation of the Asset Sale Offer/Exchange Offer/Consent Solicitation may have adverse consequences to non-tendering Old Note holders, including that the reduced amount of outstanding Old Notes as a result of the Asset Sale Offer/Exchange Offer/Consent Solicitation may adversely affect the trading market, liquidity and market price of the Old Notes.

     If you wish to have us tender any or all of the Old Notes held by us for your account, please so instruct us by completing, executing and returning to us the instruction form that follows.


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


                         ICF KAISER INTERNATIONAL, INC.

                           INSTRUCTIONS REGARDING THE
              ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION

                               WITH RESPECT TO THE

                     12% SENIOR SUBORDINATED NOTES DUE 2003


   THE UNDERSIGNED ACKNOWLEDGE(S) RECEIPT OF YOUR LETTER AND THE ENCLOSED DOCUMENTS REFERRED TO THEREIN RELATING TO THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION OF KAISER.

   THIS WILL INSTRUCT YOU WHETHER TO TENDER THE PRINCIPAL AMOUNT OF OLD NOTES INDICATED BELOW HELD BY YOU FOR THE ACCOUNT OF THE UNDERSIGNED PURSUANT TO THE TERMS OF AND CONDITIONS SET FORTH IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL AND CONSENT FORM.

Box 1 [_] Please tender the Old Notes held by you for my account, as indicated below.

Box 2 [_] Please do not tender any Old Notes held by you for my account.

Date:__________________________________, 1999


Principal Amount of Old Notes to be Tendered:
$___________________________________________*


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                       Signature(s)

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                Please print name(s) here

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              Please type or print address

------------------------------------------------------------
             Area Code and Telephone Number

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     Taxpayer Identification or Social Security Number

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                 May Account Number with You


------------------------

*UNLESS OTHERWISE INDICATED, SIGNATURE(S) HEREON BY BENEFICIAL OWNER(S) SHALL CONSTITUTE AN INSTRUCTION TO THE NOMINEE TO TENDER ALL OLD NOTES OF SUCH BENEFICIAL OWNER(S).